Exhibit 99.1

News Release

M.D.C. HOLDINGS ANNOUNCES FIRST QUARTER 2020 RESULTS AND

SELECTED PRELIMINARY APRIL 2020 RESULTS

DENVER, COLORADO, Tuesday, May 5, 2020. M.D.C Holdings, Inc. (NYSE: MDC), one of the nation’s leading homebuilders, announced results for the quarter ended March 31, 2020. In light of recent market volatility and business disruptions caused by the COVID-19 pandemic, the Company also provided selected preliminary April 2020 results.

2020 First Quarter Highlights and Comparisons to 2019 First Quarter

●	Homebuilding pretax income increased 21% to $49.7 million from $41.1 million
o	Home sale revenues up 8% to $697.1 million from $647.3 million
o	Gross margin from home sales increased 100 basis points to 19.9% from 18.9%
●	Mortgage operations pretax income increased 65% to $8.2 million vs. $5.0 million
●	Other financial services pretax loss of $9.4 million vs. pretax income of $9.6 million
o	Unrealized losses on equity securities of $13.9 million vs. unrealized gains of $4.6 million
●	Net income of $36.8 million, or $0.56 per diluted share, down 9% from $40.6 million or $0.64 per diluted share
o	Effective tax rate of 24.3% vs. 27.1%
●	Dollar value of net new orders up 28% to $1.09 billion from $851.4 million
o	Unit net orders increased 23% to 2,399
●	Dollar value of ending backlog up 31% to $2.17 billion from $1.65 billion
o	Unit backlog increased 32% to 4,653

March 31, 2020 Financial Position Highlights

●	Total liquidity of $1.41 billion
o	Total cash and investments of $452.8 million
o	$959.3 million of availability under homebuilding line of credit ($1.0 billion facility size; maturity of December 2023)
●	No senior note maturities until 2024
●	Quarterly cash dividend of thirty-three cents ($0.33) per share declared on April 1, 2020, up 10% from prior year

2020 April Highlights and Comparison to 2019 April (preliminary and unaudited)

●	Net new home orders decreased 53% to 357 vs. 753
o	Gross new home orders decreased 27% to 662 vs. 906
o	Cancellations as a percentage of homes in beginning backlog of 6.6% vs. 4.3%
●	New home deliveries increased 11% to 523 vs. 470
●	Ending backlog units up 18% to 4,487 from 3,817

Larry A. Mizel, MDC's Chairman and Chief Executive Officer, stated, "In response to the COVID-19 pandemic, we have adapted our business to protect the health and safety of our employees, subcontractors and customers. For example, we are using technology to help drive compliance with social distancing and shelter-in-place requirements by guiding many customers through the homebuilding process using a virtual environment. Our technology has also enabled hundreds of our employees to work from home. For those who cannot work remotely, we have greatly enhanced our cleaning and sanitizing protocols and implemented screening at our sites and offices across the country, and we have modified our business practices as necessary to allow for social distancing. On behalf of our management team, I would like to express sincere gratitude to our dedicated employees and all others who have supported our Company in adjusting to the new reality brought on by COVID-19."

Mr. Mizel continued, "As our results from the first quarter demonstrate, 2020 was off to an excellent start thanks to a robust job market, elevated consumer confidence and low levels of new and existing home inventory. This positive fundamental backdrop, coupled with our continued shift to more affordable product offerings, resulted in a 21% increase in our homebuilding pretax income for the quarter, as well as solid order and backlog growth. While demand trends deteriorated significantly at the end of March and into April, we believe the long-term outlook for our industry remains positive due to the ongoing demographic shifts taking place in our country and the lack of available housing supply.”

Mr. Mizel concluded, "Although the ultimate impact of COVID-19 on the economy is still unclear, MDC is well-positioned to weather the current economic crisis thanks to our seasoned leadership team, our strong balance sheet and our conservative operating model. With high liquidity, low leverage and limited speculative inventory, our Company is built to succeed through the entirety of the homebuilding cycle. We believe that this approach, coupled with our industry-leading dividend, will lead to superior risk-adjusted returns for shareholders over time.”

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 205,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including the impact of the COVID-19 pandemic, changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including restrictions on business activities resulting from the COVID-19 pandemic, cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including orders addressing the COVID-19 pandemic, the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended March 31, 2020, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:          Robert N. Martin

Senior Vice President and Chief Financial Officer

1-866-424-3395

IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$697,085	$647,278
Home cost of sales	(558,647)	(524,552)
Inventory impairments	-	(610)
Total cost of sales	(558,647)	(525,162)
Gross profit	138,438	122,116
Selling, general and administrative expenses	(89,321)	(82,261)
Interest and other income	1,889	2,391
Other expense	(1,337)	(1,191)
Homebuilding pretax income	49,669	41,055

Financial Services:
Revenues	21,886	17,404
Expenses	(10,929)	(8,957)
Other income (expense), net	(12,064)	6,104
Financial services pretax income (loss)	(1,107)	14,551

Income before income taxes	48,562	55,606
Provision for income taxes	(11,802)	(15,056)
Net income	$36,760	$40,550

Comprehensive income	$36,760	$40,550

Earnings per share:
Basic	$0.58	$0.66
Diluted	$0.56	$0.64

Weighted average common shares outstanding:
Basic	62,491,238	60,939,364
Diluted	64,931,225	62,708,334

Dividends declared per share	$0.33	$0.30

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

(Unaudited)

	March 31,	December 31,
	2020	2019
	(Dollars in thousands, except
	per share amounts)
ASSETS

Homebuilding:
Cash and cash equivalents	$386,704	$424,186
Restricted cash	15,762	14,279
Trade and other receivables	69,301	65,829
Inventories:
Housing completed or under construction	1,215,214	1,036,191
Land and land under development	1,301,433	1,330,384
Total inventories	2,516,647	2,366,575
Property and equipment, net	62,316	60,414
Deferred tax asset, net	20,660	21,768
Prepaid and other assets	78,002	78,358
Total homebuilding assets	3,149,392	3,031,409
Financial Services:
Cash and cash equivalents	22,159	35,747
Marketable securities	43,985	56,747
Mortgage loans held-for-sale, net	133,921	197,021
Other assets	24,255	17,432
Total financial services assets	224,320	306,947
Total Assets	$3,373,712	$3,338,356
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$97,980	$87,364
Accrued and other liabilities	233,034	245,940
Revolving credit facility	15,000	15,000
Senior notes, net	1,036,900	989,422
Total homebuilding liabilities	1,382,914	1,337,726
Financial Services:
Accounts payable and accrued liabilities	70,977	68,529
Mortgage repurchase facility	108,744	149,616
Total financial services liabilities	179,721	218,145
Total Liabilities	1,562,635	1,555,871
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 63,052,495 and 62,574,961 issued and outstanding at March 31, 2020 and December 31, 2019, respectively	631	626
Additional paid-in-capital	1,361,362	1,348,733
Retained earnings	449,084	433,126
Total Stockholders' Equity	1,811,077	1,782,485
Total Liabilities and Stockholders' Equity	$3,373,712	$3,338,356

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

(Unaudited)

	Three Months Ended
	March 31,
	2020	2019
	(Dollars in thousands)
Operating Activities:
Net income	$36,760	$40,550
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	4,440	4,251
Depreciation and amortization	5,152	4,878
Inventory impairments	-	610
Net (gain) loss on marketable equity securities	13,268	(4,840)
Deferred income tax expense	1,131	2,696
Net changes in assets and liabilities:
Trade and other receivables	(1,611)	(13,771)
Mortgage loans held-for-sale, net	63,100	38,401
Housing completed or under construction	(178,873)	2,137
Land and land under development	29,051	(18,496)
Prepaid and other assets	(8,460)	1,085
Accounts payable and accrued liabilities	(1,131)	(3,153)
Net cash provided by (used in) operating activities	(37,173)	54,348

Investing Activities:
Purchases of marketable securities	(9,782)	(4,785)
Sales of marketable securities	9,276	4,737
Purchases of property and equipment	(6,512)	(6,386)
Net cash used in investing activities	(7,018)	(6,434)

Financing Activities:
Payments on mortgage repurchase facility, net	(40,872)	(31,959)
Repayment of senior notes	(250,000)	-
Proceeds from issuance of senior notes	298,050	-
Dividend payments	(20,768)	(17,115)
Issuance of shares under stock-based compensation programs, net	8,194	7,087
Net cash used in financing activities	(5,396)	(41,987)

Net increase (decrease) in cash, cash equivalents and restricted cash	(49,587)	5,927
Cash, cash equivalents and restricted cash:
Beginning of period	474,212	470,139
End of period	$424,625	$476,066

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$386,704	$416,374
Restricted cash	15,762	8,136
Financial Services:
Cash and cash equivalents	22,159	51,556
Total cash, cash equivalents and restricted cash	$424,625	$476,066

New Home Deliveries

	Three Months Ended March 31,
	2020			2019			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	871	$405,498	$465.6	752	$369,558	$491.4	16%	10%	(5)%
Mountain	435	222,858	512.3	409	209,192	511.5	6%	7%	0%
East	241	68,729	285.2	197	68,528	347.9	22%	0%	(18)%
Total	1,547	$697,085	$450.6	1,358	$647,278	$476.6	14%	8%	(5)%

Net New Orders

	Three Months Ended March 31,
	2020				2019				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	1,382	$655,892	$474.6	5.13	965	$433,307	$449.0	3.82	43%	51%	6%	34%
Mountain	693	339,132	489.4	3.54	719	336,932	468.6	3.52	(4)%	1%	4%	1%
East	324	97,723	301.6	3.66	272	81,179	298.5	4.17	19%	20%	1%	(12)%
Total	2,399	$1,092,747	$455.5	4.33	1,956	$851,418	$435.3	3.75	23%	28%	5%	16%

*Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

Active Subdivisions

				Average Active Subdivisions
	Active Subdivisions			Three Months Ended
	March 31,		%	March 31,		%
	2020	2019	Change	2020	2019	Change
West	92	88	5%	90	84	7%
Mountain	64	64	0%	65	69	(6)%
East	29	26	12%	30	22	36%
Total	185	178	4%	185	175	6%

Backlog

	March 31,
	2020			2019			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	2,534	$1,227,996	$484.6	1,736	$830,703	$478.5	46%	48%	1%
Mountain	1,469	754,155	513.4	1,353	690,623	510.4	9%	9%	1%
East	650	191,972	295.3	445	133,140	299.2	46%	44%	(1)%
Total	4,653	$2,174,123	$467.3	3,534	$1,654,466	$468.2	32%	31%	(0)%

Homes Completed or Under Construction (WIP lots)

	March 31,		%
	2020	2019	Change
Unsold:
Completed	160	120	33%
Under construction	216	177	22%
Total unsold started homes	376	297	27%
Sold homes under construction or completed	3,259	2,362	38%
Model homes under construction or completed	502	459	9%
Total homes completed or under construction	4,137	3,118	33%

Lots Owned and Optioned (including homes completed or under construction)

	March 31, 2020			March 31, 2019
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	9,641	2,393	12,034	7,894	2,462	10,356	16%
Mountain	6,540	4,007	10,547	6,636	2,612	9,248	14%
East	2,410	2,133	4,543	1,989	1,294	3,283	38%
Total	18,591	8,533	27,124	16,519	6,368	22,887	19%

Selling, General and Administrative Expenses

	Three Months Ended March 31,
	2020	2019	Change
	(Dollars in thousands)
General and administrative expenses	$45,089	$42,572	$2,517
General and administrative expenses as a percentage of home sale revenues	6.5%	6.6%	(10) bps

Marketing expenses	$21,446	$18,296	$3,150
Marketing expenses as a percentage of home sale revenues	3.1%	2.8%	30 bps

Commissions expenses	$22,786	$21,393	$1,393
Commissions expenses as a percentage of home sale revenues	3.3%	3.3%	0 bps

Total selling, general and administrative expenses	$89,321	$82,261	$7,060
Total selling, general and administrative expenses as a percentage of home sale revenues	12.8%	12.7%	10 bps

Capitalized Interest

	Three Months Ended
	March 31,
	2020	2019
	(Dollars in thousands)
Homebuilding interest incurred	$16,534	$16,031
Less: Interest capitalized	(16,534)	(16,031)
Homebuilding interest expensed	$-	$-

Interest capitalized, beginning of period	$55,310	$54,845
Plus: Interest capitalized during period	16,534	16,031
Less: Previously capitalized interest included in home cost of sales	(12,767)	(13,929)
Interest capitalized, end of period	$59,077	$56,947